SERVICE AGREEMENT


     THIS AGREEMENT entered into this first, day of October, 1993, by and between TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation, hereinafter referred to as "Seller," first party, and NATIONAL FUEL GAS DISTRIBUTION CORPORATION, hereinafter referred to as "Buyer," second party,


                                   WITNESSETH

     WHEREAS, pursuant to the requirements of Order Nos. 636, 636-A and 636-B, issued by the Federal Energy Regulatory Commission, Consolidated Natural Gas Transmission Corporation ("CNG") has assigned to several of its customers upstream capacity previously provided under Seller's FT Rate Schedule Service Agreement #.6156; and

     WHEREAS, upon the effective date of this agreement, the contractual arrangement between CNG and Seller is terminated and abandonment of service under the FT Rate Schedule Service Agreement #.6156 is automatically authorized; and

     WHEREAS, Buyer has been assigned a portion of CNG's capacity previously provided under FT Rate Schedule Service Agreement #.6156, and agrees to such assignment and assumes, in part, CNG's obligations pursuant to the Service Agreement and Seller's FT Rate Schedule of Vol. I of its FERC Gas Tariff; and

     WHEREAS, Seller will provide service hereunder to Buyer pursuant to Seller's blanket certificate authorization and Rate Schedule FT for the assigned capacity designated hereinbelow.

     NOW, THEREFORE, Seller and Buyer agree as follows:


                                   ARTICLE I
                           GAS TRANSPORTATION SERVICE

     1. Subject to the terms and provisions of this agreement and of Seller's Rate Schedule FT, Buyer agrees to deliver or cause to be delivered to Seller gas for transportation and Seller agrees to receive, transport and redeliver natural gas to Buyer or for the account of Buyer, on a firm Basis, up to the dekatherm equivalent of a Transportation Contract Quantity ("TCQ") of 11,390 Mcf per day.

     2. Transportation service rendered hereunder shall not be subject to curtailment or interruption except as provided in Section 11 of the General Terms and Conditions of Seller's FERC Gas Tariff.


                                   ARTICLE II
                              POINT(S) OF RECEIPT

     Buyer shall deliver or cause to be delivered gas at the points of receipt hereunder at a pressure sufficient to allow the gas to enter Seller's pipeline system at the varying pressures that may exist in such system from time to time; provided, however, the pressure of the gas delivered or caused to be delivered by Buyer shall not exceed the maximum operating pressures of Seller's pipeline system at such point(s) of receipt. In the event the maximum operating pressures of Seller's pipeline system, at the point(s) of receipt hereunder, is from time to time increased or decreased, then the maximum allowable pressure(s) of the gas delivered or caused to be delivered by Buyer to Seller at the point(s) of receipt shall be correspondingly increased or decreased upon

<PAGE 2>

                               SERVICE AGREEMENT
                                  (Continued)


written notification of Seller to Buyer. The point (s) of receipt for natural gas received for transportation pursuant to this agreement shall be:

See Exhibit A, attached hereto, for points of receipt.


                                  ARTICLE III
                              POINT(S) OF DELIVERY

     Seller shall redeliver to Buyer or for the account of Buyer the gas transported hereunder at the following point(s) of delivery and at a pressures) of:

See Exhibit B, attached hereto, for points of delivery and pressures.


                                   ARTICLE IV
                               TERM OF AGREEMENT

     This agreement shall be effective as of October 1, 1993 and shall remain in force and effect until 8:00 a.m. Eastern Standard Time October 31, 2012 and thereafter until terminated by Seller or Buyer upon at least one year prior written notice; provided, however, this agreement shall terminate immediately and, subject to the receipt of necessary authorizations, if any, Seller may discontinue service hereunder if (a) Buyer, in Seller's reasonable judgement fails to demonstrate credit worthiness, and (b) Buyer fails to provide adequate security in accordance with Section 8.3 of Seller's Rate Schedule FT. As set forth in Section 8 of Article II of Seller's August 7, 1989 revised Stipulation and Agreement in Docket Nos. RP88-68 et.al., (a) pregranted abandonment under
Section 284.221(d) of the Commission's Regulations shall not apply to any long term conversions from firm sales service to transportation service under Seller's Rate Schedule FT and (b) Seller shall not exercise its right to terminate this service agreement as it applies to transportation service resulting from conversions from firm sales service so long as Buyer is willing to pay rates no less favorable than Seller is otherwise able to collect from third parties for such service.


                                   ARTICLE V
                            RATE SCHEDULE AND PRICE

     1. Buyer shall pay Seller for natural gas delivered to Buyer hereunder in accordance with Seller's Rate Schedule FT and the applicable provisions of the General Terms and Conditions of Seller's FERC Gas Tariff as filed with the Federal Energy Regulatory Commission, and as the same may be legally amended or superseded from time to time. Such Rate Schedule and General Terms and Conditions are by this reference made a part hereof.

     2. Seller and Buyer agree that the quantity of gas that Buyer delivers or causes to be delivered to Seller shall include the quantity of gas retained by Seller for applicable compressor fuel, line loss make-up (and injection fuel under Seller's Rate Schedule GSS, if applicable) in providing the transportation service hereunder, which quantity may be changed from time to time and which will be specified in the currently effective Sheet No. 44 of Volume No. I of this Tariff which relates to service under this agreement and which is incorporated herein.

<PAGE 3>

                               SERVICE AGREEMENT
                                  (Continued)


     3. In addition to the applicable charges for firm transportation service pursuant to Section 3 of Seller's Rate Schedule FT, Buyer shall reimburse Seller for any and all filing fees incurred as a result of Buyer's request for service under Seller's Rate Schedule FT, to the extent such fees are imposed upon Seller by the Federal Energy Regulatory Commission or any successor governmental authority having jurisdiction.


                                   ARTICLE VI
                                 MISCELLANEOUS

     1. This agreement supersedes and cancels as of the effective date hereof the following contract(s):

                        Consolidated Natural Gas Transmission Corporation and Transcontinental Gas Pipe Line Corporation former FT Service Agreement #.6156, dated November 1, 1992.

     2. No waiver by either party of any one or more defaults by the other in the performance of any provisions of this agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different character.

     3. The interpretation and performance of this agreement shall be in accordance with the laws of the State of Texas, without recourse to the law governing conflict of laws, and to all present and future valid laws with respect to the subject matter, including present and future orders, rules and regulations of duly constituted authorities.

     4. This agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

     5. Notices to either party shall be in writing and shall be considered as duly delivered when mailed to the other party at the following address:

              (a)  If to Seller:
                   Transcontinental Gas Pipe Line Corporation
                   P. 0. Box 1396
                   Houston, Texas 77251
                   Attention: Customer Services, Northern Market Area

              (b)  If to Buyer:
                   National Fuel Gas Distribution Corporation
                   1O Lafayette Square
                   Buffalo, NY 14203
                   Attention: Mr. S. Dennis Holbrook

Such addresses may be changed from time to time by mailing appropriate notice thereof to the other party by certified or registered mail.

<PAGE 4>

                               SERVICE AGREEMENT
                                  (Continued)


     IN WITNESS  WHEREOF,  the parties  hereto have caused this  agreement to be
signed  by  their  respective   officers  or   representatives   thereunto  duly
authorized.

                                 TRANSCONTINENTAL GAS PIPE LINE CORPORATION
                                                                   (Seller)


                                 By /s/ Thomas E. Skains
                                    Thomas E. Skains, Senior Vice  President
                                    Transportation and Customer Services


                                 NATIONAL FUEL GAS DISTRIBUTION CORPORATION
                                                                    (Buyer)


                                 By /s/ Philip C. Ackerman
                                    Philip C. Ackerman, ExecuTive Vice President

<PAGE 5>

                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

1.     Existing Point of Interconnection                         11,144
       between Seller's Central Louisiana and UTOS
       (Seller's Meter No. 3500) in Cameron
       Parish, Louisiana. (UTOS-TGPL Meter-TP#6402)

2.     Existing Point of Interconnection                         11,144
       between Seller and Florida Gas Transmission at Vinton (Seller Meter No. 4381) in
       Calcasieu Parish, Louisiana. (Vinton-FGT-TP #6304)**

3.     Existing Point of Interconnection                         11,144
       between Seller and Fina at Vinton
       (Seller Meter No. 2778) in Calcasieu Parish,
       Louisiana. (Vinton-Fina TP#927)**

4.     Existing Point of Interconnection                         11,144
       between Seller and United Gas Pipe Line
       at Vinton (Seller Meter No. 4348) in
       Calcasieu Parish, Louisiana.
       (Vinton-UGPL (Starks) TP#6306)**

5.     Existing Point of Interconnection                         11,144
       between Seller and Tennessee Gas
       Transmission at Vinton (Seller Meter No.
       4374) in Calcasieu Parish, Louisiana.
       (Vinton-TGT (Starks) TP#6349) * *

6.     Existing Point of Interconnection                         11,144
       between Seller and Meter named
       Starks McConathy (Seller Meter No. 3535) in Calsasieu Parish, Louisiana. (
       Starks McConathy-TP-#6349)

7.     Existing Point of Interconnection                         11,144
       between Seller and Meter named DeQuincy
       Intercon (Seller Meter No. 2698) in
       Calcasieu Parish, Louisiana.
       (DeQuincy Intercon-TP#7O35)

<PAGE 6>

                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

8.     Existing Point of Interconnection                         11,144
       between Seller and Meter named De Quincy
       Great Scott (Seller Meter No. 3357) in
       Calcasieu Parish, Louisiana.
       (DeQuincy Great Scott-TP#6809)

9.     Existing Point of Interconnection                         11,144
       between Seller and Meter named
       Perkins-Phillips (Seller Meter No. 3532) in Calcasieu Parish, Louisiana.
       (Perkins-Phillips-TP#7508)

10.    Existing Point of Interconnection                         11,144
       between Seller and Meter named Perkins
       (Intercon) (Seller Meter No. 3395) in
       Calcasieu Parish, Louisiana.
       (Perkins(Intercon) TP#7036)

11.    Existing Point of Interconnection                         11,144
       between Seller and Meter named Perkins
       East (Seller Meter No. 2369) in Beauregard
       Parish, Louisiana. (Perkins - East TP#139)

12.    Discharge Side of Seller's                                11,144
       Compressor Station 45 at the existing
       point of Interconnection between Seller's
       South west Louisiana Lateral and Seller's
       Mainline Beauregard Parish, Louisiana.
       (Station 45 TP#7101)

13.    Existing Point of Interconnection                         11,390
       between Seller and Texas Eastern Transmission
       Corporation, (Seller Meter No. 4198)
       in Ragley, Beauregard Parish, Louisiana.
       (Ragley-TET TP#6217)

14.    Existing Point of Interconnection                         11,390
       between Seller and Trunkline Gas Company
       (Seller Meter No. 4215) in Ragley, Beauregard
       Parish, Louisiana. (Ragley-Trunkline TP#6218)

<PAGE 7>

                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------



15.    Existing Point  of  Interconnection                       11,390
       between Seller and Tennessee Gas
       Transmission Company (Seller Meter No.
       3371) in Kinder, Allen Parish, Louisiana.
       (Kinder TET-TP#6149)

16.    Existing Point  of  Interconnection                       11,390
       between Seller and Texas Gas
       Transmission Corporation (Seller Meter
       No.3227,4314,4457) in Eunice, Evangeline
       Parish,  Louisiana.  (Eunice  Mamou Tx
       Gas TP#6923)

17.    Existing Point  of  Interconnection                       11,390
       between Seller and Meter named
       Fenris, East (Seller Meter
       No. 2394) in Evangeline Parish,
       Louisiana. (Fenris East TP#159)

18.    Existing Point  of  Interconnection                          159
       between Seller and Vermilion Block
       16 (Seller Meter No. 4477) in
       Offshore Louisiana.  (Vermilion
       Block 16 TP#53)

19.    Existing Point  of  Interconnection                          159
       between Seller and Meter named Pecan
       Island (Seller Meter No.  2716)  in
       Vermilion Parish, Louisiana.
       (Pecan-Island TP#6924)

20.    Existing point  of  Interconnection                          748
       between Seller and Cow  Island  Gas
       Processing Plant in Vermilion Parish,
       Louisiana. (Cow Island Plant TP#6511)

21.    Existing Point  of  Interconnection                          748
       between Seller and Meter named
       Kaplan-Sabine in Vermilion Parish,
       Louisiana. (Kaplan-Sabine TP#6388)

<PAGE 8>

                         EXHIBIT  A

                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------


22.    Existing Point of Interconnection                            748
       between Seller and Meter named
       LeLeux-Fla Exploration (Seller Meter
       No. 3293) in Vermilion Parish, Louisiana.
       (Leleux-Fla Exploration-TP#169)

23.    Existing  Point  of  Interconnection                         748
       between Seller and Tennessee Gas
       Transmission at Crowley (Seller Meter
       No. 3222) in Acadia Parish, Louisiana.
       (Crowley-TGT TP#6058)

24.    Existing  Point  of  Interconnection                       9,074
       between Seller and Meter named
       Egan-C Con Gas Con Gas/Col Gulf
       (Seller Meter No.  3168)  in  Acadia
       Parish, Louisiana.  (Egan-C Con
       Gas/Col Gul-TP#6076)

25.    Existing  Point  of  Interconnection                       9,822
       between Seller and Texas Gas
       Transmission at Ritchie South
       (Seller Meter No.  3517)  in  Acadia
       Parish, Louisiana.  (Ritchie
       South-TXG TP#7330)

26.    Existing Point of Interconnection                          9,822
       between Seller and  ANR  at  Eunice
       (Seller Meter No. 3136 and No. 4136)
       in Acadia Parish, Louisiana.
       (Eunice - ANR TP#6085)

27.    Suction side of Seller's Compressor                       11,390
       Station 50 at the Existing Point of
       Interconnection  between   Seller's
       Central Louisiana Lateral and Seller's
       Mainline Evangeline Parish, Louisiana.
       (Station 50 TP#6948)

28.    Existing  Point  of  Interconnection                      11,390
       between Seller  and  Columbia  Gulf
       Transmission Corporation (Seller Meter
       No. 3142) in Eunice, Evangeline Parish.
       (Eunice-Evangeline Col. Gulf TP#6414)

<PAGE 9>

                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                           MAINLINE CAPACITY
POINT(S) OF RECEIPT                                       ENTITLEMENT (Mcf/d)*
-------------------                                       --------------------


29.    Existing Point of Interconnection                         11,390
       between Seller and Acadian Pipeline
       (Seller Meter No. 3506) in Pointe
       Coupee Parish, Louisiana.
       (Morganza - Acadian TP#7060)

30.    Existing Point of Interconnection                         11,390
       (Seller Meter No. 3272) at M.P. 566.92,
       Morganza Field, Pointe Coupee Parish,
       Louisiana. (Morganza Field-TP#576)

31.    Existing Point of Interconnection                         11,390
       between Seller and Meter named West
       Feliciana Parish-Creole (Seller Meter
       No. 4464) in West Feliciana Parish
       Louisiana. (West Feliciana Parish-Creole TP#7165)

32.    Existing Point of Interconnection                         11,390
       between Seller and Mid-Louisiana Gas
       Company (Seller Meter Nos. 4137,4184 3229) in Ethel, Feliciana Parish, Louisiana.
       (Ethel-Mid LA TP#6083)

33.    Existing Point of Interconnection                            955
       between Seller and Eugene Island Block. 205
       (Seller Meter Nos. 2498 and 2535) Offshore
       Louisiana. (Eugene Island Block 205 - TP# 9)

34.    Existing Point of Interconnection                            955
       between Seller and Eugene Island Block 195,
       Offshore Louisiana. (Eugene Island Block
       195-TP#2884)

35.    Existing Point of Interconnection                            955
       between Seller and Eugene Island
       Block 126 Mobil, (Seller Meter
       No. 4229) Offshore Louisiana.
       (Eugene Island Block 128 Mobil
       TP-#6788)

<PAGE 10>
                                   EXHIBIT A


                                                                  BUYER'S
                                                                CUMULATIVE
                                                             MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

36.    Existing Point of Interconnection                            955
       between Seller and Eugene Island Block
       79 Interconnect (Sellers Meter No. 3380)
       Offshore Louisiana. (Eugene Island
       Block 79 Interconnect TP# 6893)

37.    Existing Point of Interconnection                            955
       between Seller and Meter named Mosquito
       Bay-Peltex (Seller Meter No. 2659) in
       Terrebonne Parish, Louisiana.
       (Mosquito Bay Peltex TP#207)

38.    Existing Point of Interconnection                            955
       between Seller and Meter named Bayou
       Penchant (Seller Meter No. 2631)
       in Terrebonne Parish, Louisiana.
       (Bayou Penchant TP#6650)

39.    Existing Point of Interconnection                            955
       between Seller and Meter named Bayou
       Piquant (Seller Meter No. 2191) in
       Terrebone Parish, Louisiana.
       (Bayou Puquant TP#506)

40.    Existing Point of Interconnection                          4,776
       between Seller and Ship Shoal Block
       222/224 (Seller Meter Nos. 2492,2555 2575)
       Offshore Louisiana. (Ship Shoal Block 222/224-TP#42)

41.    Existing Point of Interconnection                          4,776
       between Sellers and Ship Shoal Block
       190 Junction, Offshore Louisiana.
       (Ship Shoal Block 190 Junction - TP #991

42.    Existing Point of Interconnection                          5,763
       between Seller and Ship Shoal Block 185
       (186), (Seller Meter No. 2529)
       offshore Louisiana. (Ship Shoal Block
       185 (186)-TP#6925)

<PAGE 11>

                                   EXHIBIT A


                                                                  BUYER'S
                                                                CUMULATIVE
                                                             MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

43.   Existing Point of Interconnection                           5,763
      between Seller and Ship Shoal Block 70
      Junction, Offshore Louisiana. (Ship
      Shoal Block 70 JunctionTP#6242)

44.   Existing Point of Interconnection                           5,763
      between Seller and Meter named Lake
      Decade East-Tenneco (Seller Meter No.
      2686 and No. 3528) in Terrebonne Parish,
      Louisiana. (Lake Decade East-Tenneco TP#6843)

45.   Existing Point of Interconnection                           5,763
      between Seller and Meter named Lake Hatch
      (Seller Meter No. 3291) in Terrebonne
      Parish, Louisiana. (Lake Hatch TP#569)

46.   Suction side of Seller's Compressor                         6,718
      Station 62 on Seller's Southeast Louisiana
      Lateral in Terrebonne Parish, Louisiana.
      (Station 62 TP#7141)

47.   Existing Point of Interconnection                           6,718
      between Seller and Meter named Terrebonne
      - LIG in Terrebonne Parish, Louisiana.
      (Terrebonne - LIG TP#4123

48.   Existing Point of Interconnection                           6,718
      between Seller and United Gas Pipe Line
      at Gibson, (Seller Meter No. 3156) in
      Terrebonne Parish, Louisiana.
      (Gibson-UGPL TP#6101)

49.   Existing Point of Interconnection                           6,718
      between Seller and Louisiana Interstate
      at Hebert (Seller Meter No. 4368) in
      Terrebonne Parish, Louisiana. (Hebert-Lig TP#6392)

50.   Existing Point of Interconnection                           6,718
      between Seller and Meter named Texas Gas-TLIPCO
      Thibodeaux (Seller Meter No. 3533) in
      Lafourche Parish, Louisiana.
      (TXGT-TLIPCO-Thibodeaux P#7206)

<PAGE 12>
                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

51.    Existing Point of Interconnection                          6,718
       between Seller and Meter named St.
       James CCIPC (Seller Meter No. 4462)
       in St James Parish, Louisiana.
       (St. James CCPIC TP# 7164)**

52.    Existing Point of Interconnection                          6,718
       between Seller and Meter named St. James
       Faustina (St.  Amelia)(Seller No. 3328)
       in St. James Parish, Louisiana.
       (St.  James Faustina (St.  Amelia)TP#6268)**

53.    Existing Point of Interconnection                          6,718
       between Seller and Meter named St James
       Acadian (Seller Meter No. 4366) in St.
       James Parish, Louisiana.
       (St.  James Acadian-TP#6677)**

54.    Existing Point of Interconnection                          6,718
       between Seller and Meter named Romeville
       Monterey Pipeline (Seller Meter No. 4410) in St James Parish, Louisiana.
       (Romeville Monterey Pipeline-TP#580)

55.    Existing Point of Interconnection                          6,718
       between Seller and Meter named Livingston
       Flare (Seller Meter No. 3450) in
       Livingston Parish, Louisiana.
       (Livingston-Flare-TP#8739)

56.    Existing Point of Interconnection                          6,718
       between Seller and Florida Gas Transmission
       Company (Seller Meter No. 3217 and No. 4305) in St. Helena, St. Helena Parish, Louisiana.
       (St.  Helena FGT-TP#6267)

57.    Existing Point of interconnection                          6,718
       between Seller and Meter named Beaver Dam Creek
       (Seller Meter No. 3536) in St. Helena Parish,
       Louisiana. (Beaver Dam Creek TP#8218)

<PAGE 13>

                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------


58.    Existing Point of Interconnection                          6,718
       between seller and Meter named Liverpool
       Northwest (Seller Meter No. 3390) in
       St. Helena Parish, Louisiana.
       (Liverpool Northwest-TP#6757)

59.    Suction side of Seller's                                  11,390
       compressor Station 65 at the Existing
       Point of Interconnection between
       Seller's Southeast Louisiana Lateral
       and Seller's Mainline St. Helena Parish,
       Louisiana. (Station 65 TP#6685)

60.    Existing Point of Interconnection                         11,390
       between Seller and Meter named Amite
       County/Koch (Seller Meter No. 3332)
       in Amite County, Mississippi.
       (Amite County Koch-TP#6701)

61.    Existing Point of Interconnection                         11,390
       between Seller and Meter named McComb
       (Seller Meter No. 3461) in Pike County,
       Mississippi. (McComb TP#6446)

62.    Existing Point of Interconnection                         11,390
       between Seller and United Gas Pipe
       Line company at Holmesville (Seller Meter no. 3150) Pike County, Mississippi.
       (Holmesville-United TP#6128)

63.    Discharge Side of Seller's                                11,390
       Compressor Station 70 at M.P.
       661.77 in Walthall County, Mississippi.
       (M.P. 661.77Station 70 Discharge TP#7142)

64.    Existing Point of Interconnection                         11,390
       between Seller and United Gas Pipeline
       Company A Walthall (Seller Meter No.
       3095) in Walthall County, Mississippi.
       (Walthall - UGPL TP#-6310)

<PAGE 14>

                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------


65.    Existing Point of Interconnection                         11,390
       between Seller and Meter named Darbun-
       Pruett 34-10 (Seller Meter No. 3446)
       at M.P. 668.46 on Seller's Main
       Transmission Line, Darbun Field, Walthall
       County, Mississippi.  (Darbun
       Pruett TP#6750)

66.    Existing Point of Interconnection                         11,390
       between Seller and Meter named Ivy
       Newsome (Seller Meter No. 3413) in
       Marion County, Mississippi.
       (Ivy Newsome-TP#6179)

67.    Existing Point of Interconnection                         11,390
       between Seller and West Oakvale
       Field at M.P. 680.47 Marion County,
       Mississippi.(M.P. 680.47-West Oakvale
       Field-TP#7144)

68.    Existing Point  of  Interconnection                       11,390
       between Seller and East Morgantown
       Field at M.P. 680.47 in Marion
       county, Mississippi. (M.P.  680.47
       E. Morgantown Field-TP#7145)

69.    Existing Point  of  Interconnection                       11,390
       between Seller and Greens Creek
       Field, at M.P. 681.84 Marion County,
       Mississippi. (M.P. 681.84 Greens
       Creek Field TP-#7l46)

70.    Existing Point of Interconnection                         11,390
       between Seller and Meter named M.P.
       685.00-Oakville Unit 6-6 in Jefferson
       Davis County, Mississippi. (M.P. 685.
       00 Oakville Unit 6-6 T.P.#1376)

71.    Existing Point  of  Interconnection                       11,390
       between Seller and Meter named M.P.
       687.23 Oakvale Field in Marion County,
       Mississippi. (M.P. 687.23 Oakvale Field
       TP#7l47)

<PAGE 15>

                                   EXHIBIT A


                                                                 BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

72.    Existing  Point of Interconnection                        11,390
       between  Seller and Bassfield at named
       M.P. 696.40 in Marion County,
       Mississippi. (M.P. 696.40 Bassfield-
       TP#9439)

73.    Existing  Point  of  Interconnection                      11,390
       between Seller and Meter named Lithium-
       Holiday Creel:-Frm (Seller Meter No. 3418) in Jefferson Davis County, Mississippi.
       (Lithium Holiday Creek-Frm-TP#7041)

74.    Existing  Point  of  Interconnection                      11,390
       between Seller and S.  W.  Sumrall
       Field and Holiday creek at M.P. 692.
       05-Holiday Creek in Jefferson Davis
       County, Mississippi.  (M.P. 692.05
       Holiday Creek TP#7159)

75.    Existing  Point  of  Interconnection                      11,390
       between Seller and ANR  Pipe  Line
       Company at Holiday  Creek  (Seller
       Meter No. 3241) Jefferson Davis
       County, Mississippi.   (Holiday
       Creek-ANR TPM#398)

76.    Existing  Point  of  Interconnection                      11,390
       between Seller and Mississippi
       Fuel Company at Jeff Davis (Seller
       Meter No. 3252) in Jefferson Davis
       County, Mississippi. (Jefferson Davis
       County - Miss Fuels TP#6579)

77.    Existing  Point  of  Interconnection                      11,390
       between Seller and Meter named
       Jefferson  Davis-Frm  (Seller  Meter
       No. 4420) in Jefferson Davis County,
       Mississippi.  (Jefferson
       Davis-Frm-TP#7033)

<PAGE 16>

                                   EXHIBIT A


                                                                BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------


78.    Existing Point of Interconnection                        11,390
       between Seller and Carson Dome Field
       M.P. 696.41, in Jefferson Davis County,
       Mississippi. (M.P. 696.41 Carson
       Dome Field TP#7148)

79.    Existing Point of Interconnection                        11,390
       between Seller and Meter Station named
       Bassfield-ANR Company at M.P.
       703.17 on Seller's Main Transmission
       Line (Seller Meter No. 3238) in Covington
       County, Mississippi. (Bassfield
       ANR TP#7029)

80.    Existing Point of Interconnection                        11,390
       between Seller and Meter named Patti
       Bihm #1 (Seller Meter No. 3468) in
       Covington County, Mississippi.
       (Patty Bihm #1-TP#7629)

81.    Discharge Side of Seller's Compressor                    11,390
       at Seller's Eminence Storage Field (Seller
       Meter 4166 and 3160) Covington County,
       Mississippi. (Eminence Storage TP#4103)

82.    Existing Point of Interconnection                        11,390
       between Seller and Dont Dome Field at M.P.
       713.39 in Covington, County Mississippi.
       (M.P. 713.39-Dont Dome TP#1396)

83.    Existing Point of Interconnection                        11,390
       between Seller and Endevco in Covington
       County, Mississippi. (Hattiesburg-Interconnect
       Storage TP#1686)

84.    Existing Point at M.P. 719.58 on                         11,390
       Seller's Main Transmission Line (Seller
       Meter No. 3544) in Centerville Dome Field,
       Jones County, Mississippi. (Centerville Dome
       Field-TP#1532)

<PAGE 17>

                                   EXHIBIT A


                                                                BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------


85.    Existing Point of Interconnection                        11,390
       between Seller and Meter named Calhoun
       (Seller Meter No. 3404) in Jones
       County, Mississippi. (Calhoun - TP# 378)

86.    Existing Point at M.P. 727.78 on                         11,390
       Seller's Main Transmission Line,
       Jones County, Mississippi.
       (Jones County - Gitano TP#7166)

87.    Existing Point of Interconnection                        11,390
       between Seller and a Meter named Koch
       Reedy Creek (Seller Meter No. 333) in
       Jones County, Mississippi.
       (Reedy Creek Koch TP#670)

88.    Existing Point of Interconnection                        11,390
       between Seller and Meter named Sharon
       Field (Seller Meter No. 3000) in Jones
       County, Mississippi. (Sharon Field TP#419)

89.    Existing Point of Interconnection                        11,390
       between Seller and Tennessee Gas Transmission
       Company at Heidelberg (Seller Meter No. 3109) in Jasper County, Mississippi.
       (Heidelberg Tennessee TP#6120)

90.    Existing Point of Interconnection                        11,390
       between Seller and Mississippi Fuel Company at Clarke (Seller Meter No. 3254) in Clarke
       County, Mississippi. (Clarke County Miss
       Fuels TP#6047)

91.    Existing Point of Interconnection                        11,390
       between Seller and Meter named Clarke County-Koch at M.P. 7575.29 in Clarke County, Mississippi.
       (Clarke County Koch-TP#5566)

<PAGE 18>

                                   EXHIBIT A


                                                                BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

92.    Existing Point of Interconnection                        11,390
       between Seller's Mainline and Mobile Bay
       Lateral at M.P. 784.66 in Choctaw County,
       Alabama. (Station 85 Mainline Pool TP# 6971)

93.    Existing Point of Interconnection                        11,390
       between Seller and Magnolia Pipeline in
       Chilton County, Alabama. (Magnolia Pipeline
       Interconnect TP# 1808)

94.    Existing Point at M.P. 719.58 on                         11,390
       Seller and Southern Natural Gas Company
       (Seller Meter No. 4087) in Jonesboro
       Clayton County, Georgia. (Jonesboro SNG TP#6141)

95.    Existing Point of Interconnection                        11,390
       between Seller and Columbia Gas Transmission
       (Seller Meter No. 7157) in Dranesville, Fairfax
       County, Virginia (Dranesville Colgas-TP#6068)**

96.    Existing Point of Interconnection                        11,390
       between Seller and Columbia Gas Transmission
       (Seller Meter No. 4080) in Rockville, Baltimore
       County, Maryland. (Rockville-Colgas-TP#6227)**

97.    Existing Point of Interconnection                        11,390
       between Seller and Columbia Gas Transmission
       (Seller Meter No. 3088) in Downington, Chester
       County, Pennsylvania. (Downington-Colgas-TP#6O67)**

98.    Existing Point of Interconnection                        11,390
       between Seller and Texas Eastern Transmission
       Corporation (Seller Meter no. 4133) in Skippack,
       Montgomery County, Pennsylvania.
       (Skippack-TET-TP#6249)**

<PAGE 19>

                                   EXHIBIT A


                                                                BUYER'S
                                                               CUMULATIVE
                                                            MAINLINE CAPACITY
POINT(S) OF RECEIPT                                        ENTITLEMENT (Mcf/d)*
-------------------                                        --------------------

Buyer shall not tender, without the prior consent of Seller, at any point(s) of receipt on any day a quantity in excess of the applicable Buyer's Cumulative Mainline Capacity Entitlement for such point(s) of receipt.



---------------------------------------
* These quantities do not include the additional quantities of gas retained by Seller for applicable compressor fuel and line loss make-up provided for in
   Article V, 2 of this Service Agreement, which are subject to change as provided for in Article, V, 2 hereof.

** Receipt of gas by displacement only.

<PAGE 20>


                                   Exhibit B



Point (s) of Delivery                      Pressure(s)
---------------------                      -----------

1. Seller's Eminence Storage Field         Prevailing pressure in
   Covington County, Mississippi.          Seller's pipeline
                                           system not to exceed
                                           maximum allowable
                                           operating pressure.



2. The point of interconnection            Not less than one
   between Seller and CNG Transmission     thousand (100) pounds
   Corporation near Leidy Storage          per square inch gauge
   Field, Clinton County, Pennsylvania.    or at such other
                                           pressure as may be
                                           agreed upon in the day
                                           to day operations of Buyer
                                           and Seller.


3. The point of interconnection            Prevailing  pressure
   between Seller and CNG Transmission     in Seller's pipeline
   Corporation near Nokesville in          system not to exceed
   Prince William County, Virginia         maximum allowable
   provided that deliveries to such        operating pressure.
   interconnection shall be limited
   to the offpeak months of April
   through October of each calendar
   year.